Exhibit 32.1
GENERAL CABLE CORPORATION
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
Pursuant To 18 U.S.C. Section 1350, As Adopted Under
Section 906 Of The Sarbanes-Oxley Act Of 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 18 U.S.C. (Section 1350), each of the undersigned officers of General Cable Corporation (the “Company”) does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended April 1, 2011 (the “Report”) that:
1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended, and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2011	/s/ GREGORY B. KENNY
Gregory B. Kenny
President and Chief Executive Officer

Date: May 6, 2011	/s/ BRIAN J. ROBINSON
Brian J. Robinson
Executive Vice President, Chief Financial Officer and Treasurer
The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 18 (Section 1350) and is not being filed as part of the Report or as a separate disclosure document.